Exhibit 99.2

November 8, 2023

To:	Holders of Intercept Pharmaceuticals, Inc.
3.50% Convertible Senior Secured Notes Due 2026 (CUSIP No. 45845P AD01)

and

U.S. Bank Trust Company, National Association
as Trustee, Paying Agent and Conversion Agent
Global Corporate Trust Services
185 Asylum Street, 27th Floor, Hartford, Connecticut 06103
Attn: Laurel Casasanta (Intercept Pharmaceuticals, Inc.)

Re:	Notice of Supplemental Indenture and Make-Whole Fundamental Change

Intercept Pharmaceuticals, Inc., a Delaware corporation (the “Company”) and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), a national banking organization organized under the laws of the United States, as trustee (the “Trustee”), executed that certain Indenture, dated as of August 17, 2021 (as so supplemented, the “Indenture”), as supplemented by that First Supplemental Indenture, dated as of August 17, 2021, between the Issuer and the Trustee (the “First Supplemental Indenture”), concerning the 3.50% Convertible Senior Secured Notes due 2026 (the “Notes”). This Notice is being delivered to the Holders and the Trustee pursuant to the Indenture. Capitalized terms used but not otherwise defined in this Notice have the meanings given to them in the Indenture. Copies of the Indenture and the First Supplemental Indenture were filed as Exhibits 4.1 and 4.2 to Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 23, 2021. The Trustee also serves as Paying Agent and Conversion Agent under the Indenture.

On September 26, 2023, the Company entered into an Agreement and Plan of Merger, dated as of September 26, 2023 (the “Merger Agreement”), by and among the Company, Alfasigma S.p.A. (“Parent”) and Interstellar Acquisition Inc. (“Merger Sub”).

On October 31, 2023, the Company provided Holders of the Notes notice that the transactions contemplated by the Merger Agreement were expected to constitute a Fundamental Change, Make-Whole Fundamental Change and Share Exchange Event and, as a result, Holders may surrender their Notes for conversion pursuant the terms and conditions of the Indenture.

Pursuant and subject to the Merger Agreement, Parent and Merger Sub commenced a tender offer (the “Offer”) on October 11, 2023 to acquire all of the outstanding shares of Common Stock, at a purchase price of $19.00 per share, net to the seller in cash (the “Offer Price”), without interest, less any applicable withholding taxes. The Offer was consummated on November 8, 2023, and following the consummation of the Offer, Merger Sub was merged with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”, and together with the Offer, the “Transaction”). At the effective time of the Merger, each share of Common Stock then outstanding (other than the excluded shares and dissenting shares as described in the Merger Agreement) was converted into the right to receive the Offer Price, without interest, less any applicable withholding taxes (the “Merger Consideration”).

The consummation of the Transaction constitutes a Share Exchange Event and a Make-Whole Fundamental Change under the Indenture, each with an effective date of November 8, 2023, the date of the consummation of the Transaction. For the avoidance of doubt, this Notice does NOT constitute the Fundamental Change Issuer Notice, which the Company will subsequently issue, pursuant to which each Holder will have the right to require the Company to repurchase its Notes. As described below, the Indenture also provides that, as a result of the Share Exchange Event, the Company and the Trustee were required to execute a supplemental indenture to change each Holder’s right to convert each $1,000 principal amount of Notes into the right to convert each $1,000 principal amount of Notes into the kind and amount of shares of stock, other securities or other property or assets (which in the case of the Merger will be cash, based on the Merger Consideration) that a Holder of a number of shares of Common Stock equal to the Conversion Rate immediately prior to the effective time of the Merger would have owned or been entitled to receive upon the effective time of the Merger (the “Reference Property”).

1 The CUSIP number is included solely for the convenience of the Holders of Notes. Neither the Issuer nor the Trustee shall be responsible for the selection or use of the CUSIP number, nor is any representation made as to its correctness with respect to the Notes or as indicated in this notice.

As described below, the Indenture further provides that, as a result of the Make-Whole Fundamental Change, each Holder of the Notes will have the right to surrender the Holder’s Notes for conversion. Additional Shares will be added to the Conversion Rate for Notes surrendered in connection with the Make-Whole Fundamental Change, pursuant to Section 14.03 of the First Supplemental Indenture.

This Notice constitutes notice of the following, all as described in more detail below:

1.	Notice of Execution of Supplemental Indenture

2.	Conversion Right: Notice of Effective Date of Make-Whole Fundamental Change, Make-Whole Adjustment Period, Conversion Rate and Convertibility

You should review this Notice carefully and consult with your own financial and tax advisors. You must make your own decision as to whether or not to surrender your Notes for repurchase or to exercise your conversion rights (if at all) and, if so, the timing of the conversion and the amount of Notes to surrender or convert. None of the Company, Parent, Merger Sub, the Trustee, the Paying Agent, the Conversion Agent or any of their respective affiliates are making any representation or recommendation to any Holder as to whether Holders should elect to require the Company to repurchase their Notes or convert their Notes or take or decline taking any other action.

Notice of Execution of Supplemental Indenture

On November 8, 2023, pursuant to Sections 14.07(b) of the First Supplemental Indenture, the Company and the Trustee have entered into a Second Supplemental Indenture to the Indenture (the “Second Supplemental Indenture”) amending the terms of the Indenture to provide that each Holder’s right to convert each $1,000 principal amount of Notes be changed into a right to convert such principal amount of Notes into a number of units of Reference Property, with each unit of Reference Property consisting of $19.00 in cash. A copy of the Second Supplemental Indenture is attached hereto as Exhibit A. As a result, for all conversions that occur after the effective date of the Merger, the consideration due upon conversion of each $1,000 principal amount of Notes shall be solely cash in an amount equal to the Conversion Rate in effect on the relevant Conversion Date (as may be increased by any Additional Shares), multiplied by the Merger Consideration. Please see below under “Conversion Rights” for information on the Conversion Rate and adjustments to the Conversion Rate in connection with the Make-Whole Fundamental Change.

Conversion Rights

Notice of Effective Date of Make-Whole Fundamental Change, Make-Whole Adjustment Period, Conversion Rate and Convertibility

The effective date of the Make-Whole Fundamental Change resulting from the consummation of the Offer and the Merger is November 8, 2023. As a result of the Make-Whole Fundamental Change, a Holder may surrender its Notes for conversion. In accordance with Sections 2.01 and 14.07 of the First Supplemental Indenture, Holders who surrender their Notes for conversion from and after the effective time of the Merger at any time when the Notes are convertible will receive cash in an amount equal to the Conversion Rate in effect immediately prior to the effective date of the Merger, multiplied by the Offer Price per share of $19.00 (less any applicable withholding taxes), and will not receive any shares of the Common Stock. Because the consummation of the Transaction constitutes a Make-Whole Fundamental Change, in accordance with Section 14.03 of the First Supplemental Indenture, the Conversion Rate for Notes surrendered for conversion any time beginning on November 8, 2023, the effective date of the Make-Whole Fundamental Change, until 5:00 p.m. (New York City time) on the Business Day immediately prior to the Fundamental Change Repurchase Date (which shall be specified in the Fundamental Change Issuer Notice), will be increased to the Make-Whole Conversion Rate as described below.

Conversion Rate and Make-Whole Adjustment

The Conversion Rate in effect immediately prior to the Make-Whole Fundamental Change is 47.7612 shares of Common Stock per $1,000 principal amount of Notes (the “Base Conversion Rate”), which equates to a Conversion Price of approximately $20.9375 per share of Common Stock. Additional Shares will be added to the Base Conversion Rate for Notes that are converted during the period from and including November 8, 2023 up to and including the Business Day immediately prior to the Fundamental Change Repurchase Date (which shall be specified in the Fundamental Change Issuer Notice) (such period, the “Make-Whole Adjustment Period”), pursuant to Section 14.03 of the First Supplemental Indenture. Accordingly, the Conversion Rate of any Notes surrendered for conversion during the Make-Whole Adjustment Period (the “Make-Whole Conversion Rate”) will be equal to 57.7219 shares of Common Stock per $1,000 principal amount of Notes, determined by adding the Base Conversion Rate of 47.7612 and the Additional Shares in the amount of 9.9607, as determined pursuant to Section 14.03(e) of the First Supplemental Indenture.

Pursuant to the Merger Agreement, upon the consummation of the Merger, each share of Common Stock (other than excluded shares and dissenting shares as described in the Merger Agreement) was converted into the right to receive $19.00 in cash, without interest, less any applicable withholding taxes. Therefore, any Notes that are surrendered for conversion during the Make-Whole Adjustment Period will be converted into the right to receive an amount in cash equal to $1,096.7161 per $1,000 principal amount of Notes (the “Settlement Amount”), based on a Make-Whole Conversion Rate multiplied by $19.00 per share.

Upon the expiration of the Make-Whole Adjustment Period at 5:00 p.m., New York City time, on the Business Day immediately prior to the Fundamental Change Repurchase Date (which shall be specified in the Fundamental Change Issuer Notice), the Conversion Rate will automatically, without further notice, return to the Base Conversion Rate. Accordingly, if any Holder fails to convert its Notes during the Make-Whole Fundamental Change Period, that Holder will lose its right to convert its Notes at the increased Make-Whole Conversion Rate.

Convertibility After the Make-Whole Adjustment Period

Any Holder converting its Notes after the Make-Whole Adjustment Period will not be entitled to receive the Make-Whole Conversion Rate. Notes that are surrendered for conversion following the Make-Whole Adjustment Period will be converted into the right to receive an amount in cash equal to $907.4628 per $1,000 principal amount of Notes, based on the Base Conversion Rate of 47.7612 shares per $1,000 principal amount of Notes converted multiplied by $19.00 per share.

Conversion Procedures

A Holder may convert a portion of a Note, but only if that portion is an integral multiple of $1,000 in principal amount. The Trustee has informed the Company that, as of the date of this Notice, the Depositary is the sole registered Holder of the Notes, all custodians and beneficial holders of the Notes hold the Notes through DTC accounts and there are no certificated Notes in non-global form. To convert a beneficial interest in a Note that is a Global Note, the beneficial owner must comply with the applicable procedures of the Depositary to cause to be delivered to the Conversion Agent through the facilities of the Depositary in accordance with the applicable procedures of the Depositary, the interest in the Global Note to be converted, accompanied by payment of any documentary, stamp or similar issue or transfer taxes, in accordance with Sections 14.02(d) and 14.02(e) of the First Supplemental Indenture.

The Conversion Agent is: U.S. Bank Trust Company, National Association

The Trustee is acting as the Conversion Agent, and its address and telephone number are as follows:

U.S. Bank Trust Company, National Association

Global Corporate Trust Services

Attn: Corporate Actions

111 Fillmore Avenue

St. Paul, Minnesota 55107-1402

Telephone: (800) 934-6802

Facsimile: (651) 466-7367

Email: cts.conversions@usbank.com

Copies of this notice may be obtained from the Paying Agent and Conversion Agent at its address set forth above.

BACKUP WITHHOLDING AND WITHHOLDING TAX: INTERNAL REVENUE FORMS

To avoid the application of a 24% backup withholding tax on any payments made upon the disposition of a Note pursuant to the exercise of the conversion rights, each Holder (or other payee) that is a United States person (as defined for United States federal income tax purposes) should complete and provide an Internal Revenue Service (“IRS”) Form W- 9 to the Paying Agent. Each such Holder, when completing an IRS Form W-9, is required to provide the Holder’s correct taxpayer identification number (“TIN”) (generally the Holder’s Social Security or federal employer identification number), along with certain other information, and to certify under penalties of perjury that the Holder is a United States person (as defined for United States federal income tax purposes), that such TIN is correct (or that such Holder is awaiting a TIN) and that the United States person is not subject to backup withholding. Failure to provide the correct information on IRS Form W-9 or an adequate basis for an exemption may subject such Holder to a penalty imposed by the IRS and backup withholding at a rate of 24% of any payment received pursuant to the exercise of the conversion rights. See the instructions enclosed with the IRS Form W-9 included in this Notice for instructions.

Holders that are not United States persons (as defined for United States federal income tax purposes) should not complete an IRS Form W-9. Instead, to avoid withholding and/or backup withholding, each such foreign Holder should complete an applicable IRS Form W-8. Foreign Holders may obtain an IRS Form W-8 and instructions from the IRS’s website (http://www.irs.gov).

Failure to include a properly completed IRS Form W-9 or applicable IRS Form W-8 may result in the application of U.S. backup withholding or withholding tax. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS.

GENERAL

A copy of this Notice has been sent to all Holders of record of the Notes as of November 8, 2023.

None of the Company, Parent, Merger Sub, the Trustee, the Paying Agent, the Conversion Agent or any of their respective affiliates or any other person will be under any duty to give notification of any defects or irregularities in tenders or conversions, or withdrawal of tenders, or incur any liability for failure to give any such notification.

InTERCEPT PHARMACEUTICALS, INC.

Exhibit A

SECOND SUPPLEMENTAL INDENTURE

SECOND SUPPLEMENTAL INDENTURE

SECOND SUPPLEMENTAL INDENTURE (this “Second Supplemental Indenture”), dated as of November 8, 2023, between Intercept Pharmaceuticals, Inc., a Delaware corporation (the “Issuer”), and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), a national banking association, as trustee (the “Trustee”), supplementing the indenture, dated as of August 17, 2021 (the indenture as so supplemented, “Indenture”), as supplemented by the First Supplemental Indenture, dated as of August 17, 2021 (the “First Supplemental Indenture”).

RECITALS OF THE COMPANY

WHEREAS, the Issuer previously issued its 3.50% Convertible Senior Secured Notes due 2026 (the “Notes”) pursuant to the Indenture;

WHEREAS, on September 26, 2023, the Issuer entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Issuer, Alfasigma S.p.A. (“Alfasigma”) and Interstellar Acquisition Inc. (“Merger Sub”), pursuant to which Merger Sub commenced a tender offer to purchase for cash all of the outstanding shares of Common Stock, par value $0.001 per share, of the Issuer (the “Common Stock”) at a price per share of $19.00 in cash, without interest and subject to any applicable withholding taxes;

WHEREAS, on November 8, 2023, pursuant to the Merger Agreement, Merger Sub merged with and into the Issuer, with the Issuer surviving as a wholly owned subsidiary of Alfasigma (the “Merger”), and each share of Common Stock issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than certain excluded shares of Common Stock as described in the Merger Agreement) was converted into the right to receive $19.00 in cash, without interest and subject to applicable withholding taxes;

WHEREAS, pursuant to Section 14.07(a) of the First Supplemental Indenture, the Merger constitutes a Share Exchange Event, and the Indenture provides that, prior to or at the Effective Time, the Issuer shall execute with the Trustee a supplemental indenture, without the consent of any Holders of Notes as permitted by Section 10.02(k) of the First Supplemental Indenture, providing that, from and after the Effective Time, the right to convert each $1,000 principal amount of Notes shall be changed into a right to convert such principal amount of Notes into Reference Property;

WHEREAS, pursuant to the terms of the Merger Agreement and Section 14.07(a) of the First Supplemental Indenture, each unit of Reference Property consists of $19.00 in cash; and

WHEREAS, all conditions for the execution and delivery of this Second Supplemental Indenture have been complied with or have been done or performed.

NOW, THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE WITNESSETH:

In consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, the Issuer and the Trustee agree as follows for the equal and ratable benefit of the Holders of the Notes:

ARTICLE I

Terms

Section 1.01. Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture.

ARTICLE II

Amendments

Section 2.01. Conversion Right. In accordance with Section 14.07(a) of the First Supplemental Indenture, from and after the Effective Time, and to the extent permitted by Section 14.01, the right to convert each $1,000 principal amount of Notes is hereby changed into a right to convert such principal amount of Notes solely into a number of units of Reference Property equal to the Conversion Rate in effect on the Conversion Date multiplied by the Stock Price paid per share of Common Stock in the Merger, (A) which in the case of a conversion in connection with a Make-Whole Fundamental Change as described in the second sentence of Section 14.03(a) will be cash equal to $1096.7161 per $1,000 principal amount of Notes based on a Conversion Rate equal to (i) 47.7612 shares of Common Stock per $1,000 principal amount of Notes plus (ii) the Additional Shares, or 9.9607 shares of Common Stock per $1,000 principal amount of Notes (as determined by reference to the table set forth in Section 14.03(e) of the First Supplemental Indenture based on the Effective Date of the Make-Whole Fundamental Change being November 8, 2023 and the Stock Price paid per share of Common Stock in the Make-Whole Fundamental Change being $19.00), and (B) which in the case of a conversion at all other times when such Notes are convertible beginning immediately after the Business Day immediately preceding the Fundamental Change Repurchase Date corresponding to such Fundamental Change will be cash equal to $907.4628 per $1,000 principal amount of Notes. Accordingly, any reference in respect of the Holders’ conversion rights to a share of Common Stock in the Indenture shall be deemed a reference to a right to receive an amount equal to $19.00 and the provisions of the Indenture, as modified herein, shall continue to apply, mutatis mutandis, to the Holders’ right to convert the Notes into Reference Property.

Section 2.02. Last Reported Sale Price of the Common Stock. With respect to any date from and after the Effective Time, the Last Reported Sale Price and Stock Price shall be $19.00, notwithstanding anything to the contrary in the Indenture.

ARTICLE III

Miscellaneous Provisions

Section 3.01. Effectiveness; Construction. The Second Supplemental Indenture shall become effective upon its execution and delivery by the Issuer and the Trustee as of the date hereof. Upon such effectiveness, the Indenture shall be supplemented in accordance herewith. The Second Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered under the Indenture shall be bound thereby. The Indenture and the Second Supplemental Indenture shall henceforth be read and construed together.

Section 3.02. Indenture Remains in Full Force and Effect. Except as supplemented hereby, all provisions in the Indenture shall remain in full force and effect.

Section 3.03. Trustee Matters. The Trustee accepts the Indenture, as supplemented hereby, and agrees to perform the same upon the terms and conditions set forth therein, as supplemented hereby. The Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided, including, without limitation, Section 14.09 of the First Supplemental Indenture. The recitals contained in the Second Supplemental Indenture shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of the Second Supplemental Indenture or as to the calculations described in Section 2.01 hereof.

Section 3.04. No Third-Party Beneficiaries. Nothing in the Second Supplemental Indenture, expressed or implied, shall give to any Person, other than the parties to the Indenture, any Paying Agent, any Conversion Agent, any authenticating agent, any Security Registrar and their successors under the Indenture or the Holders of the Notes, any benefit or any legal or equitable right, remedy or claim under the Indenture, as supplemented hereby.

Section 3.05. Severability. In the event any provision of the Second Supplemental Indenture shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired.

Section 3.06. Headings. The Article and Section headings of the Second Supplemental Indenture have been inserted for convenience of reference only and are not to be considered a part of the Second Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

Section 3.07. Successors. All agreements of the Issuer and the Trustee in the Second Supplemental Indenture shall bind their respective successors and assigns whether so expressed or not.

Section 3.08. Governing Law. THE SECOND SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF NEW YORK.

Section 3.09. Counterpart Signatures. The Second Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the date first written above.

INTERCEPT PHARMACEUTICALS, INC.

By:	/s/ Michele Cera
Name: Michele Cera
Title: Executive Director

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Laurel Casasanta
Name: Laurel Casasanta
Title: Vice President